CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher L. Wilson, President of The Galaxy Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 28, 2005                        /S/ CHRISTOPHER L. WILSON
     -------------------------                ---------------------------------
                                              Christopher L. Wilson, President
                                              (principal executive officer)


I, J. Kevin Connaughton, Treasurer of The Galaxy Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 28, 2005                        /S/ J. KEVIN CONNAUGHTON
     ------------------------                 ------------------------------
                                              J. Kevin Connaughton, Treasurer
                                              (principal financial officer)

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C, Section 1350 and is not being filed as part of the Report or as a separate disclosure document.